UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023

Weatherford International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

2000 St. James Place, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713. 836.4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	WFRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2023, Weatherford International Ltd. (“WIL-Bermuda”), an indirect wholly owned subsidiary of Weatherford International plc (“Weatherford,” and together with its subsidiaries, the “Company,” “we” and “our”), commenced a consent solicitation (the “Consent Solicitation”) seeking consents for amendments (the “Proposed Amendments”) to the indenture, dated as of September 30, 2021 (the “Base Indenture”), among WIL-Bermuda, Weatherford, Weatherford International, LLC (“Weatherford Delaware”), the subsidiary guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), as supplemented by the supplemental indenture no. 1 thereto, dated as of September 30, 2021 (collectively with the Base Indenture, the “Indenture”), which governs WIL-Bermuda’s 6.500% Senior Secured First Lien Notes due 2028 (the “Notes”). The terms and conditions of the Consent Solicitation were described in detail in the consent solicitation statement dated April 12, 2023 (the “Consent Solicitation Statement”). Because the consents of the holders of a majority in aggregate principal amount of outstanding Notes were received as of April 19, 2023, WIL-Bermuda entered into a supplemental indenture to the Indenture (the “Second Supplemental Indenture”) with Weatherford, Weatherford Delaware, the Trustee and the Collateral Agent. The Second Supplemental Indenture became effective upon its execution, and the Proposed Amendments, which amend the Indenture to include an exception to the “Limitation on Restricted Payments” covenant to permit the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of WIL-Bermuda’s 11.00% Senior Notes due 2024 (the “2024 Notes”) issued under the indenture, dated as of December 13, 2019, among WIL-Bermuda, Weatherford, as a guarantor, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, became operative on April 20, 2023 upon WIL-Bermuda’s payment to The Depository Trust Company of the Consent Fee as defined in the Consent Solicitation Statement.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is filed with this Current Report on Form 8-K as Exhibit 4.1.

Item 7.01. Regulation FD Disclosure.

On April 20, 2023, Weatherford issued a press release announcing (i) that WIL-Bermuda had completed the Consent Solicitation and (ii) WIL-Bermuda’s intention to redeem the remaining $105,000,000 aggregate principal amount outstanding of its 2024 Notes (the “Redemption”). WIL-Bermuda expects to redeem the 2024 Notes on May 22, 2023 (the “Redemption Date”) at a redemption price of 102.750% of the principal amount, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact included in this Current Report on Form 8-K, concerning, among other things, the Company’s strategy and financing plans and goals are forward-looking statements and are also generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “outlook,” “budget,” “intend,” “strategy,” “plan,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are based upon the current beliefs of Weatherford’s management and are subject to significant risks, assumptions, and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Redemption. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements.

These risks and uncertainties are more fully described in Weatherford’s reports and registration statements filed with the Securities and Exchange Commission, including the risk factors described in Weatherford’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Accordingly, you should not place undue reliance on any of the Company’s forward-looking statements. Any forward-looking statements speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law, and we caution you not to rely on them unduly.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of April 19, 2023, by and among Weatherford International Ltd., Weatherford International plc, Weatherford International, LLC and Wilmington Trust, National Association, as trustee and collateral agent.
99.1	Press Release of Weatherford International plc, dated as of April 20, 2023, announcing the completion of the Consent Solicitation and regarding the Redemption.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 20, 2023

	By:	/s/ Arunava Mitra
	Name:	Arunava Mitra
	Title:	Executive Vice President and Chief Financial Officer